UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/16/2010

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware	20-1450327
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

415-835-8900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

(b) On February 16, 2010, JMP Group Inc. (the “Company”) announced that Thomas Kilian, who currently serves as the Company’s Chief Financial Officer, will cease serving as the Company’s Chief Financial Officer on or about March 15, 2010, after the filing of the Company’s next Form 10-K. Mr. Kilian will remain as Chief Financial Officer through such transition period that will include the completion of the Company’s financial statements and the filing of its Annual Report on Form 10-K for the year ended December 31, 2009. Subsequent to his resignation as Chief Financial Officer, Mr. Kilian will continue in his capacity as a senior investment banker at JMP Securities but will no longer be a Section 16 officer of the Company.

(c) On February 16, 2010, the Company announced that Raymond Jackson, who is currently a managing director and Chief Financial Officer of the Company’s operating subsidiaries JMP Securities and Harvest Capital Strategies, will be assuming the role of Chief Financial Officer of the Company. In addition to Mr. Jackson’s existing compensation arrangements, Mr. Jackson will be eligible to participate in the Company’s 2007 Senior Executive Bonus Plan. Such plan provides for the payment of cash bonuses to employees and executive officers of the Company, which bonuses may be awarded with reference to performance benchmarks in a manner similar to that which would be required under Internal Revenue Code 162(m) for performance-based compensation.

Mr. Jackson, age 37, joined the Company in 2008 and has served as the Chief Financial Officer of the Company’s operating subsidiaries JMP Securities and Harvest Capital Strategies since 2008. Prior to joining the Company, from April 2006 to June 2008 Mr. Jackson was an executive officer and the corporate controller at Redwood Trust, a publicly traded mortgage REIT. He was previously a senior manager in PricewaterhouseCoopers’ financial services and banking industry practice in San Francisco from May 2003 to April 2006. He has also served as a senior audit manager and an audit manager at KPMG in San Francisco from July 2000 to May 2003 and the UK from September 1997 to July 2000 and has worked at Deloitte & Touche in the UK from June 1994 to September 1997. Mr. Jackson holds a bachelor’s degree with honors from Loughborough University in England and is a member of the Institute of Chartered Accountants in England and Wales.

The Company issued a press release on February 16, 2010 announcing the resignation of Thomas Kilian as Chief Financial Officer of the Company and the appointment of Raymond Jackson as Chief Financial Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1	Press release of the Company dated February 16, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: February 18, 2010	By:	/s/ JANET L. TARKOFF
Janet L. Tarkoff
Chief Legal Officer and Secretary